UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2014

MONAR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54166	45-3116317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7365 Carnelian St., Suite 119

Rancho Cucamonga, CA 91730

 (Address of principal executive offices) (zip code)

949.682.4310

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This  Form 8-K and other reports filed by Registrant from time to time with the Securities  and Exchange Commission (collectively the “Filings”) contain or may contain forward  looking statements and information that are based upon beliefs of, and information  currently available to, Registrant's management as well as estimates and assumptions  made  by  Registrant's management.  When used in the filings  the  words “anticipate”, “believe”,  “estimate”,  “expect”,  “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate  to Registrant  or  Registrant's  management  identify  forward  looking statements.   Such  statements  reflect  the  current  view  of Registrant with respect  to future events and are subject to risks, uncertainties,  assumptions and other  factors  relating  to Registrant's industry, Registrant's operations and  results  of  operations  and  any  businesses  that  may  be  acquired  by Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant  believes  that  the  expectations reflected in the forward looking statements are reasonable, Registrant  cannot guarantee future results, levels  of  activity,  performance  or achievements.   Except  as  required  by applicable law, including the securities  laws of the United States, Registrant does  not  intend to update any of the forward-looking  statements  to  conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” the “Company,” the “Corporation,”  the “Registrant,” the “Issuer,” or “Monar” refer to Monar International, Inc., a Nevada corporation.

Item 5.01  Changes in Control of Registrant

On July 16, 2014, the current officers and directors resigned and new officer and director were appointed.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors

On July 16, 2014, Robert Clarke resigned as the Registrant’s President, Chief Executive Officer and director.

On July 16, 2014, Roberto Roman, Jr. resigned as the Registrant’s Chief Financial Officer, Treasurer, Secretary and director.

On July 16, 2014, Thu Pham was named as the Registrant’s interim Chief Executive Officer and director.

Thu Pham has been the President of Vilink Communications Inc. since 1993.  Mr. Pham has over thirty years of professional experience in fiber optic communication system design and development in CCTV video/audio/Data Transmission and Ethernet Network.  Mr. Pham holds a Bachelor of Science degree in Electronic Technology from the University of Northern Iowa.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAR INTERNATIONAL, INC.
By: /s/ Thu Pham
Thu Pham
Chief Executive Officer
Date: July 21, 2014

3